SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 6:	SUBSEQUENT EVENTS

a.

On July 21, 2021 the Company’s shareholders approved the Merger Agreement between the Company and SharpLink. In addition, the Company’s shareholders approved the equity compensation to the Company’s CEO and CFO as describe in Note 5(b) above.

b.	On July 22, 2021 Alpha Capital converted 125,000 preferred shares into Ordinary shares, at a 1:1 ratio.

c.

The closing of the Merger between the Company and SharpLink occurred on July 26, 2021. In connection with the closing of the Merger, the Company completed a 1-for-2 reverse stock split of its Ordinary shares. Accordingly, all Ordinary shares, Preferred shares, options, warrants, per share data and exercise prices included in these financial statements have been adjusted retroactively for all periods presented to reflect the 1-for-2 reverse stock split. Subsequent to the closing of the Merger and the effectiveness of the reverse split, the former SharpLink shareholders collectively own approximately 86% of the combined company (inclusive of a stock option pool of 10% of the fully-diluted outstanding share capital of the Company) and the Company’s prior shareholders collectively own 14% of the combined company (including ordinary shares underlying existing warrants and options issued to the Company’s then officers as described in Note 5(b) above).

d.	On July 26, 2021 Alpha Capital converted 670,789 preferred shares into Ordinary shares, at a 1:1 ratio.

e.

In connection with the consummation of the Merger, the Company changed its name from Mer Telemanagement Solutions Ltd. to SharpLink Gaming Ltd. and commenced trading under the ticker symbol “SBET” on a post-reverse split basis on July 28, 2021.

f.	On July 28, 2021, the Company received formal notice from Nasdaq that, as a result of the merger, the Company satisfies all applicable rules for continued listing on The Nasdaq Capital Market.